Exhibit 99.1

September 2020 Welcome to the Plug Symposium Andy Marsh Chief Executive Officer

Safe Harbor Legal Disclaimer This presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 19 95 that involve significant risks and uncertainties about Plug Power Inc. ("PLUG"), including but not limited to statements a bou t PLUG's expectations regarding its 2020 guidance, 2024 financial and other targets, including action plans in place to achieve such targets; statements regarding PLUG’s outlook, growth, strategi es and drivers for growth; statements regarding PLUG’s total addressable market and market opportunity and size for PLUG’s produ cts ; market penetration; expansion opportunities in Europe, including statements regarding acceleration of European markets in on - road commercial FCEVs; the anticipated growth of the hydrogen econom y; green hydrogen pipeline for 2024; PLUG’s position and capabilities in hydrogen generation, liquefaction and distribution o f g reen hydrogen fuel, including its ability to facilitate the growth of the hydrogen economy; statements regarding PLUG’s renewable energy partners, Brookfield Renewable Energy and Apex Clean Energ y, including the plants expected; refueling stations and tons projected in 2024; expectation that PLUG will transition from low car bon to zero carbo hydrogen; statements regarding PLUG’s expectations regarding its aim to certify and power hydrogen - electric aircrafts; value proposition in material handling, includi ng the amount of savings for a typical distribution center; projected material handling demand in the future; amount of reven ue and free cash flow generation based on 100 TPD delivery capacity; statements regarding vertical investments and integration accelerating growth rate; growth and focused cost management drivin g g ross margin and OPEX leverage; comprehensive solutions generating long - term growth and successfully serving multiple industries with low - cost green hydrogen; expectations that hydrogen will play a systemic role in the transition to renewable energy sources; expectations regarding renewable energy with long - term stora ge; belief that as renewable electricity costs decrease, PLUG’s generating costs for hydrogen will decrease; anticipated grow th in liquid hydrogen demand; belief in an unprecedented industry growth in the transportation market; expectations regarding reductions in material costs and operating expenses, including re duc tions in energy and stack costs; expectations regarding international natural gas prices and hydrogen; size of future deploym ent of electrolyzers; expectations regarding ProGen technology; expectations regarding the building of a fuel cell Gigafactory, including timing of operations; and the expectation that PEM tec hnology will reduce cost through automation, vertical integration and volume leverage. You are cautioned that such statement s s hould not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will have been achie ved . Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially fro m those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that we continue to incur losses and might never achieve or maintain prof ita bility; the risk that we will need to raise additional capital to fund our operations and such capital may not be available t o u s; the risk of dilution to our stockholders and/or stock price should we need to raise additional capital; the risk that our lack of extensive experience in manufacturing and marketing products may impact o ur ability to manufacture and market products on a profitable and large - scale commercial basis; the risk that unit orders may not s hip, be installed and/or converted to revenue, in whole or in part; the risk that a loss of one or more of our major customers, or if one of our major customers delays payment of or is unable to pay its re ceivables, a material adverse effect could result on our financial condition; the risk that a sale of a significant number of sh ares of stock could depress the market price of our common stock; the risk that our convertible senior notes, if settled in cash, could have a material effect on our financial results; the risk that o ur convertible note hedges may affect the value of our convertible senior notes and our common stock; the risk that negative pub lic ity related to our business or stock could result in a negative impact on our stock value and profitability; the risk of potential losses related to any product liability claims or contract disputes; the ri sk of loss related to an inability to maintain an effective system of internal controls; our ability to attract and maintain key personnel; the risks related to the use of flammable fuels in our products; the risk that pending orders may not convert to purchase orders, in whole or in part; the cost and timing of developing, marketing and sell ing our products; the risks of delays in or not completing our product development goals; our ability to obtain financing arrange me nts to support the sale or leasing of our products and services to customers; our ability to achieve the forecasted gross margin on the sale of our products; the cost and availability of fuel and fueling infrastructures for our products; the risks, liabilities, and costs related to environmental, health and safety matte rs ; the risk of elimination of government subsidies and economic incentives for alternative energy products; market acceptance of our products and services, including GenDrive, GenSure and GenKey systems; our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distri bu tion and servicing, and the supply of key product components; the cost and availability of components and parts for our products; the risk that possible new tariffs could have a material adve rse effect on our business; our ability to develop commercially viable products; our ability to reduce product and manufacturing co sts; our ability to successfully market, distribute and service our products and services internationally; our ability to improve system reliability for our products; competitive factors, such as price com petition and competition from other traditional and alternative energy companies; our ability to protect our intellectual pro per ty; the risk of dependency on information technology on our operations and the failure of such technology; the cost of complying with current and future federal, state and international governmental regul ati ons; our subjectivity to legal proceedings and legal compliance; the risks associated with potential future acquisitions; the vo latility of our stock price; and other risks and uncertainties referenced in our public filings with the Securities and Exchange Commission (the “SEC”). For additional disclosure regarding these and other ris ks faced by PLUG, see disclosures contained in PLUG's public filings with the SEC, including the "Risk Factors" section of PL UG' s Annual Report on Form 10 - K for the year ended December 31, 2019 and Quarterly Reports on Form 10 - Q for the quarters ended March 31, 2020 and June 30, 2020. You should consider these facto rs in evaluating the forward - looking statements included in this presentation and not place undue reliance on such statements. T he forward - looking statements are made as of the date hereof, and PLUG undertakes no obligation to update such statements as a result of new information. In addition, the industry and market data contained in this presentation is based either on our management's own estimates or on independent industry publications, reports by market research firms or other published independent sources. Although we belie ve these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness, as industry and market data are subject to change and cannot alw ays be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature o f t he data gathering process and other limitations and uncertainties inherent in any statistical survey of market shares. Accordingly, you should be aware that the industry and market data conta ine d in this presentation, and estimates and beliefs based on such data, may not be reliable. Unless otherwise indicated, all in for mation contained in this presentation concerning our industry in general or any segment thereof, including information regarding our general expectations and market opportunity, is based on manageme nt' s estimates using internal data, data from industry related publications, consumer research and marketing studies and other e xte rnally obtained data. Certain financial or other projections are based on management estimates, currently available information and assumptions that may change. Accordingly, there can be no as surance that we will achieve our projected financial or other expectations. The expectations are inherently subject to signi fic ant economic, competitive and other uncertainties and contingencies, many of which are beyond the control of management. Actually results may vary materially based on a number of fa ctors.

Bloomberg New Energy Finance: Nathaniel Bullard Sustainability/Green Hydrogen Economy, and Q&A Sanjay Shrestha and Brent Koski Plug Power Green Hydrogen Roadmap Electrolyzers Material Handling and Key New Markets Universal Hydrogen Keynote Speaker Financials Conclusion Q&A Hector Maza and Corky Mittlesteadt Jose Luis Crespo Paul Eremenko, CEO Universal Hydrogen Ali Zaidi, Chairman of Climate Policy and Finance and Deputy Secretary for Energy and Environment Paul Middleton, CFO Andy Marsh Agenda European Roadmap Corine Dubruel Technology and ProGen Keith Schmid

4 $1.2B in Annual Sales Operating Income $200M $250M Adjusted EBITDA Plug Power is on Track for its 2024 Vision

5 US Green Hydrogen Plants 100TBD of Green Hydrogen 2024 Green Hydrogen Plants Developed with Partners Europe Currently discussing expansion opportunities in Europe LH2 Green Hydrogen Pipeline Project Commenced 1 Pipeline Operational LH2 1 Project Commenced:Term Sheets/MOU’s Signed, Estimated Go Live 2022 - 2025

New Strategic Announcements Green Hydrogen Expansion Renewable Energy Partners First site Green Hydrogen plant powered by Hydro Working on additional locations and ways to work together 10 - tons per day Plant expected Brookfield Renewable Energy 30 - tons per day Plant potential at scale Powered by large wind farm Exploring multiple locations / areas to develop hydrogen plants Apex Clean Energy

Electricity & Water Leveraging Low Cost Renewables and Plug Power Electrolyzers Creating Green Hydrogen Gaseous Hydrogen Liquid Hydrogen 1 2 3 We have the demand

500+ Refueling Stations and 85T+/day Projected in 2024

5 Pedestal Customers $750M in Revenue in 2024 25,000 Shipping 25K Units Per Year Material Handling

ProGen Modular Arrays for Megawatt Scale Stationary Power ProGen Modular Building Blocks Series and Parallel Combinations Scalable Modular FC Arrays Megawatt Scale Systems Applications Diesel Genset Replacement Data Center Back - up Power Micro - Grids, Maritime, Shore Power, Rail

Global Partnerships Supporting Deployment of On - Road Vehicles On Road Vehicles Yard Dog - Gaussin Lightning Truck Bus Class 8 Truck

Plug will be Powering Aircrafts

13 $1.2B Revenue Plan World’s first PEM Technology Gigafactory Driving Scale in Fuel Cell Technology 7M+ Bi - Polar Plates 60,000+ Fuel Cell Stacks 500+MW Of Electrolyzers Green H2 Onsite generation 1.5+ Gigawatts output 7M+ MEAs Annual Capacity (2024)

14 Our Strategy to Become a European Leader JV/Partnerships with EU car manufacturers and EU Utility leaders Ambitious key account strategy for material handling Communication & Marketing strategy on our unique value proposition Best in Class operational process with strong local presence Acceleration of our Electrolyzer business Increase engagements with the EU governmental authorities

Leading the Market with $310M in 2020 Gross Billings 40K Fuel Cells Shipped Fueling Stations 100+ 40T Daily Hydrogen Use 35M Fuelings By End of 2020

Corporate Headquarters 968 Albany Shaker Road, Latham, NY 12110 plugpower.com

September 24, 2020 Symposium 2020 Green Hydrogen

PLUG POWER

Vertical Integration Accelerates Green Hydrogen Strategy

Our comprehensive solutions enables us to successfully serve multiple industries with low-cost Green Hydrogen

Our capabilities will generate long-term growth

Unmatched products and solutions

40+ years of electrolyzer experience

Only non-industrial gas company to bring a liquefier online

Internal demand representing ~15% of liquid hydrogen market

Building Blocks to Plug Power's Green H_2 Vertical Integration

- H2 Generation
- Liquefaction
- Logistics
- Customer Equipment

New Strategic Announcements Green Hydrogen Generation Activity Renewable Energy Partners First Green Hydrogen plant powered by Hydro Working on additional locations and ways to work together 10 - ton per day Room to expand Brookfield Renewable Energy 30 - ton per day Room to expand Powered by large wind farm Exploring multiple locations / areas to develop hydrogen plants Apex Clean Energy

Continued Expansion and Collaboration : Linde We share a common vision of a decarbonized future Decarbonizing Hydrogen Supply Chain Linde working to decarbonize their hydrogen production and delivery Looking to support Plug Power’s goal of over 50% Green Hydrogen by 2024 Class 6, Class 8 Use Plug Power’s fuel cell tech in Class 6 and 8 vehicles Decarbonizing Transportation Next Year : 2021 Fuel cell vehicle pilot program

\ Vision for Green Hydrogen Network Investments in green hydrogen provides attractive returns while providing immediate cost savings and strengthening customer relationships Investment Returns Cost Roadmap Turn low - cost renewable electrons into high - value hydrogen fuel while building domestic energy resources that strengthen energy and national security Levelized cost of green hydrogen will follow cost reduction roadmap of LCOE of renewables Green Hydrogen Network Focused on accelerating our transition from low carbon to zero carbon hydrogen Our network of green hydrogen production will expand with market growth and strategic partners Electrolyzer Renewable Costs Source: BloombergNEF BNEF benchmark LCOEs for onshore wind and PV are now below $50/MWh Liquid Plant/Delivery Assets

Green Hydrogen Generation Roadmap Maintain resiliency Focus on meeting demand in near - term Strengthen our renewable energy partnerships Broaden existing agreements Build larger renewable plants Optimize renewable asset integration Multiple plants in each region Strategic off - take/supply with IGC’s Multiple supply points for each region North East, Midwest, South Central, and West Coast Consideration given to sites with expansion opportunities LH2 Green Hydrogen Network Development Operational Project Commenced Term - sheets and MOU’s Estimated go live 2022 – 2025 LH2 Funnel

Plug Power Customer Regional Hydrogen Demand Core Material Handling Fuel Demand De - risking Vertical Integration Material Handling Hydrogen Demand is Material Handling Expansion Ground Support Equipment Transportation Other 2019 Symposium 20 2020 30+ 2022 45+ 2024 85+ All figures are tons per day (TPD) Drivers for Future Demand

Liquid Hydrogen Growth is Significant Liquid hydrogen demand derives from multiple sectors can reach >1,000 tons per day Transportation will dominate the market and represent unprecedented industry growth 10x in 10 years Liquid hydrogen demand is projected to be ~10x growth in 10 years Sectors Electronics Transportation Chemicals Metals 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Liquid supply US LH2 Forecast (TPD)

Plant Development Strategy Accelerate the Plant Development Process To bring a plant online 18 - 24+ months Location Identify Site/Market Demand Select Power Partner Sign Term Sheet Financing Develop larger plants and identify strategic opportunities with our renewable energy partners Our Strategy Planning Environmental Impact Assessments Interconnection Applications Plant Design and Material Orders Permitting Use our significant hydrogen consumption to fully load the first several plants Construction Project Management Material Management Construction Safety Inspection Operation Staffing Commissioning Turn - up Optimization

Green Hydrogen Production/ Plant Optimization Potential Plant Optimization Potential Electricity feed from renewable sources Hydrogen gas transfer pressure On - site N2 and other ancillary systems Optimal size and scale of liquefier Capital vs Opex costs for electrolyzer and liquefier Continual evaluation of hardware, electronics, software, chemistry will drive cost reductions Electricity Water Gaseous Hydrogen Liquid Hydrogen

\ As renewable electricity costs continue to come down, our generating costs for hydrogen will follow. Source: BloombergNEF BNEF benchmark LCOEs for onshore wind and PV are now below $50/MWh

Outlook for Business Significant cash generation from near - term investments will be used to fund future plants. A network totaling ~100 ton per day (TPD) delivery capacity, we could be generating $200M+ of revenue and substantial free cash flow. This does not reflect the additional value that could be related to sustainability and carbon benefits. Assumes : 100 TPD of deliveries = 100,000 kg of delivery

\ Developed a roadmap to reduce our cost of Green Hydrogen Recap On track to be the leader in green hydrogen solutions Working with experienced strategic partners who share a common vision for the hydrogen economy A 100 TPD network could generate substantial free cash flow Expand our strategic relationships, geographic footprint, and form new relationships that will help our overall goal of decarbonization

Electrolyzer Products Corky Mittelsteadt

Perfect Partnership Between Giner ELX Technology and Plug Power PEM Commercialization $50M+ in Funding in PEM Electrolysis Plug Power’s Scale is Immediately Transferable 150,000 Electrolyzer MEAs/Month > 1 GigaWatt /YEAR Plug Power top Manufacturer of PEM MEAs in Western Hemisphere Labor in MEA manufacturing was Giner’s most expensive component 150,000 MEAs/Month Safety Reliability High Temperature Performance

Advancements in Electrolyzers 75 kg/day 8 Nm 3 / hr 0.13 kg/day History of Development Technology comes from PEM development for advanced applications Aerospace/Military Applications 480 kg/day (MW Scale) Navy NASA Led to Commercial Sales of increasingly larger stacks Commercial/Industrial Applications DARPA Department of Energy

Solutions for Less than 2Tn per Day 10, 20 or 30 Ft containers Integrating 1,2, or 3 Merrimack Stacks Power conditioning AC / DC Water Purification Unit Gas Separation & Gas Purification 40 ft container Integrating 1 – 2 MW Stacks Power conditioning AC / DC Water Purification Unit Gas Separation & Gas Purification 150 kW: 65 kg/day H 2 1 MW: 450 kg/day H 2

Large System Architecture 5 + MW system designed with standalone sub - systems (vs. containerized solution for 1 - 3 MW systems) 5 Megawatt Electrolyzer Module Key Sub - systems Stack enclosure and related components H2 Dryer and purifier Water purification plant Power supply and power filters BOP (dry cooler, pumps, sensors, plumbing, etc..)

Technology

Current 2020 Moderate Volume 2021 Dry Build 2022 Dry Build Volume 2025 Stack Cost $/MW Cost Reduction Pathways Strong Reduction in Cost while Improving Performance in the Near Term 60% 65% 70% 75% 80% 85% 90% 95% 100% 0 1500 3000 4500 6000 Efficiency Kg H 2 /Day per Stack Efficiency (Pressure Adjusted HHV) Comparison at 600 psia 2020 2021 2022 250 500 750 1000 MEA Separators Cathode Package Anode Package Gaskets Frame Stack Hardware 15% Reduction in Energy Cost ~50% Reduction in Stack Cost 2020 2021 2022 2025

PEM vs. Alkaline Stacks
Plug's PEM vs. Competitor PEM

	Alkaline	Competitor PEM	Plug Power PEM
High Current Density Operation	X	X	✓
Small Footprint	X	✓	✓
High Efficiency	✓	✓	✓
High Gas Purity	X	✓	✓
Operating Pressure	X	X	✓
Differential Operating Pressure	X	✓	✓
System Response/Ramp Time	X	✓	✓
Cold Start	X	✓	✓
Stand By	X	✓	✓
High Temperature Operations	✓	X	✓

Antiquated



2 MW Alkaline Stack

New


2.5 ft

1 MW PEM

8

Competing Against Steam Methane Reform in CapEx and OpEx $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 10 100 1000 10000 100000 1000000 CapEx $/kW equivalent Plant Size kg/Day Green Hydrogen (Electrolysis) Blue Hydrogen SMR with Carbon Capture Grey Hydrogen SMR Renewables Steady and Declining Electrolysis will be competitive with SMR OpEx at Scale Equivalent Cost of Wind Equivalent Cost of Solar Rystad Energy Asia NE Asia Europe USA Gulf

September 24, 2020 Electrolyzer Roadmap Hector Maza

$200 Bn+ 100’s GW Scale Markets are Substantial ~ 500 MW by 2024 Plug Power Electrolyzers , looking to deploy 2x40 GW Industrial & HRS Europe Recovery Investment and North Africa The Big Picture Best track record in PEM Electrolysis 47 Years being the technology leader US NAVY, NASA, DOE, now Alstom Substantial manufacturing scale - up 75% Cost Reduction from today

Image Courtesy Department of Energy, Office of EERE Hydrogen’s Diverse Application Potential With more renewable installations, CO2 and H2 $/kg are decreasing Global Decarbonization Initiatives CO 2 Decreases Cost Competitive Green Hydrogen H 2 $/kg Decreases

Verticals with Large Sales Opportunities Multiple Target Markets Stationary Energy Storage Off - Grid applications P2P Ammonia Steel Chemicals Fuel Cell Electric Vehicle P2X P2M Power to Power Power to Product Power to Mobility Green Hydrogen

Price of H 2 Globally Determines Market Entry Points Markets according to price point $/kg H 2 Below $3.50/kg , TAM is approximately $69 Bn As price moves lower, TAM can be as high as $200Bn

Wind to Hydrogen: Examples of Lowest TCO Immediate Response Time Sustainable hydrogen manufactured at the turbine DUWAAL project with HYGRO – Plug Power in N. Holland Directly coupled to wind turbine to reduce Capex and optimize system efficiency Gas produced supplied to Industry & Mobility below 3.00 €/kg Pipeline transport H 2 600 miles @ 0.15 €/kg Projected Cost of Hydrogen < € 2.50/kg Larger project and electrolyzer system scale will rapidly drive cost to < € 1.75 /kg

Storage: Power to Gas, Power to Fuel Direct injection of Hydrogen into NG line of 5 to 15% percent hydrogen by volume feasible Efficient hydrogen storage solution with existing infrastructure Available Storage Infrastructure - NG Pipelines and dedicated 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Belgium United Kingdom Sweden Austria Switzerland France Germany Netherlands Volume Percent …………….. 100% 100% Dedicated H2 Pipelines

Renewable Energy with Long - term Storage, H 2 Is the Solution 1 month $6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00 Storage Costs ($/kWh) 1 hr 4 hr 16 hr 2 days 1 week Hydrogen Battery Hydrogen and Battery Storage Costs If storing surplus renewable energy for more than ~ 8 hours, hydrogen is the WINNER.

Customers & Sales

Plug’s Global Presence Partners, Service & Sales Agents

Germany HRS (1 - 2 MW) Mid Industrial (1 – 20 MW) Large industrial / EPC(Over 20 MW) Netherlands Small Reformer Replacement (Sub 1 MW) Customized Solutions (1, 5 and up to 25 MW) Portugal Niche Market < 1 MW Australia and New Zealand EPC 1 - 100 MW India Small Systems Sub 1 MW Channels & Regions Working with partners creating channels in various regions and diverse applications Developing new larger Projects 80 MW - 100 MW - 200 MW – USA & Australia JV’s & Projects Offering H2 liquid and gas solutions to existing internal customers now via electrolysis New Partnerships and Project Announcements for Multi - MW - Systems 5 MW per HRS for FCE Trains Customers and Channels, Partnerships and JV’s

Recap: Clear Path to Achieving 2024 Goals and Beyond Best Technology & Track Record in PEM Electrolysis Clear path to Scale - Up & 75% Cost Reduction from today Markets are Substantial $200 Bn+ 100’s GW Scale Large Investments WW in Electrolysis – 2x40 GW EU and North Africa Plug Power Electrolyzers , looking to deploy 500 MW by 2024

Material Handling and Key New Markets Jose Luis Crespo

Agenda Material Handling On Road Data Centers

3 MATERIAL HANDLING UPDATE

Plug Power Fuel Cell Platforms GenDrive for Material Handling Directly replaces lift truck batteries Eliminates battery removal and charging Increases operator’s productivity Eliminates battery rooms

Operational Advantages Operate lift trucks at full capacity, free up valuable floor space, and increase operator productivity Higher Productivity Environmental Benefits 90 to 120 seconds to recharge 15 to 25 % Source: Customer case studies increased productivity

Costs Batteries Fuel Cells Battery Room Floorspace Maintenance Energy Battery Changing Time & Labor Equipment Lift Truck Operator Productivity Equipment Energy Maintenance Savings Material Handling Strong Value Proposition Fuel cells improve operational efficiency because they are refilled by the operator without removal or recharging. Trucks operate at full - power through the shift and operator productivity is improved by removing downtime to remove and charge batteries. $900k in savings for a typical distribution center with 200 lift trucks

Drivers for Growth in Material Handling Flexible Business Model H2 Green Fuel Reduced Total Cost of Ownership Continued Improved Reliability GenKey Solution: end - to - end GenFuel: H2 infra and Fuel GenDrive : Fuel Cells GenCare : Service

On track on the development of our pillars for growth Pillars for Growth Continued Expansion European Expansion New Multisite Deals New Customers Channels Globally $750M In 2024

$30Bn Annual Global TAM 6M+ Forklifts deployed 1.5M+ Forklifts sold annually Market Opportunity Targeting 25,000 Fuel Cells and $750M in Revenue in 2024

Material Handling: Plug Power is on Track to meet Five - Year Plan 2020 Annual Gross Billings +$300M +40,000 GenDrive Cumulative Deployments 2024 Annual Gross Billings +$750M +125,000 GenDrive Cumulative Deployments

11 ON ROAD

\ Key Elements to Lead the Middle Mile and Long Haul On - Road Green E - mobility Market MULTIPLE OPTIONS TO DRIVE VEHICLE DEMAND H2 REFUELING EXPERIENCE AND NETWORK DEPLOYED WITH WORLD WIDE LOGISTCS LEADERS PROVEN FUEL CELL TECHNOLOGY GREEN H2 GENERATION EXPERIENCE, CUSTOMER BASE, AND ECOSYSTEM POSITIONS PLUG POWER TO PROVIDE LOWEST TCO AND FASTEST TO MARKET. $300B On - Road Electric Vehicle TAM

Vehicle Type Distance Weight Charge/Refuel Time Diesel 500 mile 5 Minutes 45,000lb Payload 35,000lb Unloaded 125 mile 3 Hours 44,000lb Payload 36,000lb Unloaded 500 mile 34,600lb Payload 45,400lb Unloaded 500 mile 15 Minutes 42,600lb Payload 37,400lb Unloaded Fuel Cell 150 mile 5 Minutes 45,000lb Payload 35,000lb Unloaded Battery 11 Hours Payload Range 100km 500km Operational Perspective min. operational requirement 200km Source: Corporate Incubations, Deutsche Post DHL Group Fuel cell trucks increase range and payload From 2019 DHL’s Symposium Presentation For ranges > 200km BEVs do not fullfill the minimum user requirements ( “the asset can ´ t do the job“)

Electrolyzer and Liquefaction Capabilities Multiple Green H2 Generation Plants 100T production capacity between 2022 and 2025 LH2 Green Hydrogen Generation Network Operational Project Commenced Term - sheets / MOU’s signed Estimated go live 2022 – 2025 LH2 Plants

Installed and operates the largest network of H2 refueling stations in the world +100 Refueling stations dispensing 35T/day with customers in logistics and that manage fleets

+500 Refueling Stations and +85T/day projected in 2024

Proven and Modular Fuel Cell Technology 20 years of innovation +35 ,000 systems in service 545 million hours of operation 180 patents 30 – 60 kW • Class 3 - 5 Trucks & Buses • Class V Forklift Trucks • Rail & Marine 85 – 125 kW • Class 4 - 8 Trucks • Full size Buses (40ft /12m+, Double Decker) • Class V Forklifts • Rail & Marine 10 – 30 kW • UAVs / Airport GSE • Large Hybrid Bus Range Extender ProGen Engine

Market Activities Vehicle Collaborations (JV/Joint Dev) Delivery Vans Discussions with a major European OEM and a technology commercial vehicle platform OEM ProGen pilots and testing with two major US and two major European OEMs Class 6 trucks ProGen pilots and testing with two major US and two major European Class 8 trucks ProGen pilots and testing with two integrators and a major truck OEM Buses and Yard Dogs/Drayage trucks ProGen pilots and testing with four major OEM’s

Multiple Options to Drive Market Demand OEM Channel Systems Integrator Channel Co - Branded Vehicle JV Partnership Total Solutions Provider

Data Centers

This is a trend amongst the largest DC operators in the world. The Push To Eliminate Diesel Fuel Cells For Stationary Power “We’re announcing that we’re aiming to eliminate diesel fuel by 2030 . While diesel fuel accounts for less than 1 % of our emissions, we believe it’s important to help accelerate the global transition away from fossil fuels and we are charting a new course using low - carbon fuel sources including hydrogen . ” Lucas Joppa | Microsoft Chief Environmental Officer

GenSure HP Systems Fuel Cells for large - scale backup power – Unlocking a +$37B TAM by 2027 Planning pilots with some of the largest data c enter operators in the world in 2021.

Thank you Plug Power Corporate HQ 968 Albany Shaker Rd Latham, NY 12110

Plug Power Driving to Scale September 2020

MEA Plate Building the Leading Technology Center for PEM Technology Multilayer Membrane Electrode Assembly (MEAs) Metal Bipolar Plates Automated Fuel Cell Assembly Megawatt Scale Electrolyzer Stacks Onsite Green H2 Generation State of the Art R&D Laboratories A transformation from manual processes to high volume automation Electrolyzer Stacks ProGen Stack

$1.2B Revenue Plan World’s first PEM Technology Gigafactory Driving Scale in Fuel Cell Technology 7M+ Bi - Polar Plates 60,000+ Fuel Cell Stacks 500+MW Of Electrolyzers Green H2 Onsite generation 1.5+ Gigawatts output 7M+ MEAs Annual Capacity (2024)

4 $43M Manufacturing CAPEX Site selection – October 2020 Capital equipment on order First manufacturing begins mid 2021 1.5+ GW capacity Room for future capacity expansion Technology Center Timeline

High speed roll - to - roll coating High volume MEA lamination presses Automated metal plate stamping Laser cutting and laser welding Robotic gasketing Automated stack assembly Linked operations In - line vision defect detection and marking IOT based process measurement State of the Art Manufacturing Capabilities

Volume Leverage and Vertical Integration Drive Cost Reduction Largest MEA manufacturer in North America Global supply chain established, driving scale in the industry Benefits of existing scale apply immediately to electrolyzer product lines Vertical integration into plate stamping 50% reduction Volume and vertical integration deliver 50% reduction in cost by year end 2023 2025 100% 80% 60% 40% 20% 0% Percentage of Cost/kW 2020 2021 2022 2023 2024 Fuel Cell Stack Cost Reduction 100% 80% 60% 40% 20% 0% Percentage of Cost/MW 2020 2021 2022 2023 2024 Electrolyzer Stack Cost Reduction 2025

Automation Drives Efficiency, Quality, and Cost 2025 100% 80% 60% 40% 20% 0% Percentage of Cost/kW 2020 2021 2022 2023 2024 Labor Cost 60% Reduction Processes designed for scalability High degree of automation Linked processes In line optical, IOT enabled quality measurement

Renewable Electricity Green Hydrogen Local Refueling Stations Technology Center Enables Local H2 Ecosystem Material Handling/Airport Ground Support Equipment Zero Emission Commercial Fleet Vehicles Fuel Cell Drone Package Delivery University Partnerships Green Hydrogen Production Network of Fueling Stations H2 Enabled Airport Auto and Commercial Fleets H2 Enabled Industrial Parks Plug Power Center of Excellence

9 Summary: Building the Leading Technology Center for PEM Technology Plug Power is driving scale First Gigafactory in the PEM fuel cell technology space Operational in mid 2021, 1.5+ GW capacity Designed to deliver 50% cost reduction via automation, vertical integration and volume leverage Room for future capacity expansion

ProGen Technology: Enabling Markets September 2020

ProGen Platform: Robust and Proven 35,000+ units shipped High utilization applications (7x24) Greater than 500 million run hours in the field 20 Years of R&D & Field Experience Proven Technology Platform Flexible Design for Multiple Applications

ProGen Metal Stack Technology Best in Class Materials (MEA and plate components) MEA operating performance Mechanical design (plate and end hardware thickness) Increasing power density from advancements in: 2 3 4 5 6 2020 2021 2022 2023 2024 2020 2024 4.5 3.0 5.0 5.5 kW/liter kW/kg

ProGen Engines: Zero Emission Transportation Solutions 30kW 85kW 125kW >1mW 15kW Modular Engines Provide Leverage and Enable Multiple Applications Pre - engineered OEM platform “Plug and Play” system solution Includes all balance of plant Models can be used in series and parallel combinations Easy to integrate Modular Power Enables Tailored Power Density ProGen System Models 15KW 30KW 85KW 125KW

ProGen Modular Arrays for Megawatt Scale Stationary Power ProGen Modular Building Blocks Series and Parallel Combinations Scalable Modular FC Arrays Megawatt Scale Systems Applications Diesel Genset Replacement Data Center Back - up Power Micro - Grids, Maritime, Shore Power, Rail

350W, 1kW ProGen Engines: For Aerospace Fuel Cells… The Future is “Light” 125kW ProGen Engines: Ultra - lightweight stack technology for long duration UAV Flight “Best - in - class” metal plate stacks Highly efficient turbo - compressors Specialized light - weight alloy plates for aerospace Scalable ProGen Engines Enable ZE Commercial Aviation

September 2020 Corine Dubruel European Expansion Strategy

2 All the stars are aligned for European expansion Overview Transportation 500,000 LCVs 50,000 Trucks & Buses 1,000 FC Trains 3,700 Hydrogen Refueling Stations Logistics Green Ports & Airports initiative within Green Deal Maritime propulsion 1 st Hydrogen plan Airbus before 2035 Green hydrogen generation 2x40GW Electrolyzers EU + North Africa 10 Million Tons Green Hydrogen for industrial use €65bn Investment required by 2030 €20bn EU investment in funding initiatives Green Deal, Horizon 2020, EU Innovation Fund, IPCEI, Green Ports & Airports The EU is leading in hydrogen Massive opportunities for Plug Power by 2030 Clean Hydrogen Alliance at CEO Level

3 European Fuel Cell & Hydrogen market Priority Matrix Germany, Austria, Switzerland, Czechoslovakia, Poland 10.0 GW €9B France 6.5 GW €7B Belgium, Netherlands 3.5 GW Regional Hydrogen Hubs United Kingdom 3.3 GW Large base of EU HQ accounts Spain, Portugal 4.0 GW €7B Scandinavia 7.0 GW Leverage lowest cost of electricity, Finland Carbon neutrality 2030 Italy 4.0 GW Key Oil & Gas and Utility players, Power - to - Gas Countries Electrolyzer Program size/scope 1 2 3 4 5 6 7 Rank

European Expansion in Green Hydrogen Pillars for Growth Green Hydrogen Critical to Many Industries Outstanding renewable and low - cost energies Offshore Wind 8GW, Onshore wind 45GW, Solar PV 45GW Very low cost of renewables: Solar Portugal, nuclear France, hydropower Sweden EU 40GW Green Deal Electrolyzer Initiative Stationary Energy Storage Off - Grid applications Ammonia Steel Chemicals Hydrogen Refueling Stations for Fuel Cell Vehicles P2P – Power to Power P2X – Power to Product P2M – Power to Mobility PEM Best Technology for Renewables Coupling

European Expansion Core Market Pillars for Growth EU Airports - Green Deal Initiative Green Airport EU HQ Top manufacturers 25% in Top 100 WW US/EU based Accounts EU HQ Top Retailers Core Market TAM $12B 30% WW Countries Germany France United Kingdom Netherlands Support Customers Corporate Sustainability Goals while Saving Costs

EU Leader in Material Handling Material Handling Channel Strategy Multi - site contracts with US / EU based Accounts Audi BASF, Continental Expand relationships with EU Key Accounts Customer satisfaction and growth are the only path for success Engie Linde MH Stihl Toyota MH Asda BMW Bridgestone Coca - Cola Daimler DHL Carrefour IKEA P&G Toyota New multi - site contracts with large EU based accounts Coop DB Schenker HB Brewery La Poste Lindt & Sprungli METRO Nestlé LIDL Best in class Operational Support Global Operations & Service Quality Product Service Engineering Final Assembly

European Expansion In On - Road Commercial FCEVs Pillars for Growth Increased low - emission zones in major European cities are driving the Evs Demand Fast accelerating EU market LCVs: 500 000, 5 EU Leaders in the TOP 6 Manufacturers Bus 25 000,Strong EU political support: Arrival, Wright Trucks 25 000, development through large IPCEI projects mainly located North - Europe: Volvo Trucks, Gaussin Attractive retrofitting market in France Several Tier 2 car suppliers: Plastic Omnium, Schaeffler,.. EU leader in Fuel Cell Bus, Trains, Maritime and Aviation TAM 2024 $4BN TAM 2030 $20BN

Accelerate EU Market Adoption in Driving Scaled Fleet with Key EU Tier 1/2 Vehicle Manufacturers Speed and scale are critical in the next 18 months Accelerate time to market Identify best partner for industrialization 3 step approach Create Win - Win strategy for EU services with partners Deploy green hydrogen infrastructures Sell FC Vehicles with vehicle OEM Partner sales channels Explore potential to expand sales channels globally

Hydrogen game changer in diesel generation, diesel ban starting 2024 in large EU cities. Substantial EU Opportunities in Large Stationary: Data Centers & Micro - grids EU Micro - grids + Energy storage EU TSO for Storage EU Ports, Logistic & Offshore Facilities EU Rental Diesel Generators Large EU Fleets Data center operators & Low cost of electricity Finland, Sweden, France Stationary TAM $10B Data Center Shore Power Energy Storage

Our Strategy to Become a European Leader JV/Partnerships with EU car manufacturers and EU Utility leaders Ambitious key account strategy for material handling Communication & Marketing strategy on our unique value proposition Best in Class operational process with strong local presence Acceleration of our Electrolyzer business Increase engagements with the EU governmental authorities

Our Vision Make a significant contribution to Plug Power’s sales and revenue in 2024 and secure our European leadership on Fuel Cell and Green Hydrogen solutions Be recognized as a key European hydrogen leader with a Best - in - Class operations Leader in the deployment of green hydrogen solutions 1 2 3 European leadership in Fuel Cell and Green Hydrogen solutions Customer satisfaction Speed and growth Best - in - Class

September 2020 Corine Dubruel European Expansion Strategy

Paul Middleton, CFO Financials September 2020

Plug Power is on Track for its 2024 Vision $1.2B in Annual Sales Operating Income 17%+ 20%+ EBITDA Global Hydrogen Energy Platform Differentiated Market Position to Sustain Growth Diversified Technology Company Generating Significant Cash Flows What will Plug Power Look Like?

Plug’s Building Blocks to Drive Growth Large Global Markets Accelerating the Hydrogen Economy Broad Product Platform and Traction with Industry Leaders Driving the Cost Curve through Overhead Leverage, Supply Chain, & Design Enhancements Investing in Capabilities to Expand Industry and Geographic Footprints

2020 Hydrogen Vertical Investments will Accelerate Growth Rate Gross Billings Projections ($ in millions) $64M $310M $1.2B 2014 2020 2024 30% CAGR 40% CAGR 2021 Gross Billings Forecast of ~$450M represents ~45% growth over 2020

Market Penetration Growing Cumulative Deployments Fuel Cells 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 0 100 200 300 400 500 600 700 800 2024 less than 1% global market share H2 Sites 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Gross Billings Map from Point A to B (millions)

PLUG POWER



Material Handling
New Markets
Green Hydrogen Market
Market Tail Winds
Regulatory
Social
Cost Curve
2020
~$10M
~$8M
~$292M
2024
~$200M
~$250M
~$750M

Action Plans

- Develop market channels - customers & partners
- Leveraging the global market for electrolyzers
- Establish Gigafactory

- Develop market channels - customers & partners
- Leverage metal stacks – improved power density and lower cost
- Expand markets – i.e. EV, Data Center Back Up Power, GSE

- Large account strategy- multisite customer wins (Retail, Auto, Global)
- Developing new hydrogen solutions
- Flexible business models
- Continued investment in cost downs & improved reliability

Growth & Focused Cost Management Driving Gross Margin and OPEX Leverage (% of Gross Billings) Continual Innovation Improving Performance & Reducing Costs Vertical Integration Improve Performance, Reduce Costs and Lead Times Supply Chain Leverage Improve Performance, Reduce Costs and Lead Times Leveraging OPEX Prudently Managing Growth Key Drivers Gross Margin OPEX Leverage 60% 50% 40% 30% 20% 10% 0% - 10% 2014 2020 2024

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% Every doubling of installed base 25% Reduction Proven Learning Curve 2010 2011 2012 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2013 High Power GenDrive Cost Curve

Gross Margin Map from Point A to Point B Equipment Improvements Higher volume = better leverage of fixed cost & supply chain pricing Vertical integration to increase reliability and reduce costs Innovation leading to simpler design of fuel cells Fuel Improvement Hydrogen generation vertical strategy yields improved margins Infrastructure design improvements increasing site efficiency & reducing costs Service Improvements Stack enhancements to increase reliability and reduce costs Utilizing analytics for predictive maintenance & performance improvement Leverage labor with cluster of customers in a dispatch model 40% 30% 20% 10% 0% - 10% - 20% - 30% - 40% 2014 2020 2024 Equipment Fuel Service 2024 Total GM >30%

Success Yielding Improved EBITDA and Operating Cash Flows ($ in millions) 2014 2020 2024 Adjusted EBITDA 300 250 200 150 100 50 0 (50) (100) Operating Cash Flows Sales & Operating Margin Growth Core Business is not Capex Intensive Developing the Supply Chain Enables More Effective Working Capital Strategies Growth Drives More Efficient Cost of Capital Solutions Drivers

$1.2B in Annual Sales Operating Income $200M $250M Adjusted EBITDA Plug Power is on Track for its 2024 Vision

Copyright 2020, Plug Power Inc. Wrapping Up Symposium 2020

2 $1.2B in Annual Sales Operating Income $200M $250M Adjusted EBITDA Plug Power is on Track for its 2024 Vision

100T of Green Hydrogen Capacity

On track with the development of our pillars for growth Pillars for Growth Continued Expansion European Expansion New Multisite Deals New Customers Channels Globally $750M In 2024

5 Continued Market Expansion On - Road Stationary Power

6 A Unique Company Both a Leader in Green Hydrogen and Fuel Cell Technology

Corporate Headquarters 968 Albany Shaker Road, Latham, NY 12110 plugpower.com